Exhibit 10.15

AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED SERVICES AGREEMENT

This Amendment No. 1 to First Amended and Restated Services Agreement, dated March 24, 2024 (the "Amendment"), is by and between NPX Medical, LLC, a Minnesota limited liability company having its principal place of business at 2485 Xenium Lane N., Plymouth, MN 55441 (“NPX”) , and Anteris Technologies Corporation, a Minnesota corporation having its principal place of business at 860 Blue Gentian Road, Suite 340, Eagan, MN 55121 ("Customer and together with NPX, the "Parties," and each, a "Party").

WHEREAS, the Parties have entered into that certain First Amended and Restated Services Agreement (the "Existing Agreement"); and

WHEREAS, the Parties desire to extend the Existing Agreement on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.             Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Existing Agreement.

2.             Amendments to the Existing Agreement. As of the Effective Date (as defined in Section 3 of this Amendment below), the Existing Agreement is hereby amended or modified as follows:

(a)           Section 3 is hereby deleted and replaced as follows:

“The term of this Agreement shall commence on the Original Effective Date and shall continue for a period of three (3) years (the “Initial Term”) and shall extend automatically for successive one-year periods (each a “Renewal Term”, and together with the Initial Term, the “Term”) unless earlier terminated in accordance with Section 8.”

(b)            For purposes of this Amendment, the parties agree that the Existing Agreement is renewed for the next Renewal Term. The Parties further agree that the Quality Agreement remains in effect for the Term.

3.             Date of Effectiveness; Limited Effect. This Amendment will be deemed effective as of the date first written above (the "Effective Date"). Except as expressly provided in this Amendment, all of the terms and provisions of the Existing Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties.

4.             Representations and Warranties. Each Party hereby represents and warrants to the other Party that:

(a)            It has the full right, power, and authority to enter into this Amendment and to perform its obligations hereunder and under the Existing Agreement as amended by this Amendment.

(b)            The execution of this Amendment by the individual whose signature is set forth at the end of this Amendment on behalf of such Party, and the delivery of this Amendment by such Party, have been duly authorized by all necessary action on the part of such Party.

(c)            This Amendment has been executed and delivered by such Party and (assuming due authorization, execution, and delivery by the other Party) constitutes the legal, valid, and binding obligation of such Party, enforceable against such Party in accordance with its terms.

5.             Miscellaneous. This Amendment is governed by and construed in accordance with the laws of the State of Minnesota, without regard to the conflict of laws provisions of such State. This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective successors and assigns. The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment. This Amendment may be executed in counterparts, each of which is deemed an original, but all of which constitute one and the same agreement. Delivery of an executed counterpart of this Amendment electronically shall be effective as delivery of an original executed counterpart of this Amendment. This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

IN WITNESS WHEREOF, the Parties have executed this Amendment as of the date first written above.

NPX MEDICAL, LLC

By	/s/ Emily Nordstrom

Name:	Emily Nordstrom

Title:	Finance Manager

ANTERIS TECHNOLOGIES CORPORATION

By	/s/ David St. Denis

Name:	David St. Denis

Title:	COO

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